EXHIBIT 32

             CERTIFICATIONS PURSUANT TO 18 U.S.C. SECTION 1350
                           AS ADOPTED PURSUANT TO
               SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Universal Insurance Holdings, Inc. ("Company") on Form 10-QSB for the period ended September 30, 2004 as filed with the Securities and Exchange Commission on the date hereof ("Report"), the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 12, 2004                 By:    /s/ Bradley I. Meier
                                                ---------------------
                                         Name:  Bradley I. Meier
                                         Title: President and Chief Executive
                                                Officer

     In connection with the Report, the undersigned, in the capacity and on the date indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  November 12, 2004                 By:    /s/ James M. Lynch
                                                -----------------------
                                         Name:  James M. Lynch
                                         Title: Chief Financial Officer